Exhibit 10.1

AMENDMENT NO. 1 TO THE

INTERESTS PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO THE INTERESTS PURCHASE AGREEMENT (this “Amendment”) is entered as of December 17, 2015, by and among SOANE ENERGY LLC, a Delaware limited liability company (“Seller”), FAIRMOUNT SANTROL INC. (f/k/a Fairmount Minerals, Ltd.), a Delaware corporation (“Buyer”), and SELF-SUSPENDING PROPPANT LLC, a Delaware limited liability company (the “Company”). Seller, Buyer and the Company are sometimes herein referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties have entered into that certain Interests Purchase Agreement, dated April 30, 2013 (the “Purchase Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement); and

WHEREAS, the Parties desire to (a) agree upon the date that shall be deemed the Earn-Out Commencement Date for purposes of determining the Earn-Out Period pursuant to the Purchase Agreement and (b) amend and modify the terms of the Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the Parties hereby agree as follows:

1.	The Earn-Out Commencement Date shall be deemed October 1, 2015.

2.	Section 2.4(a)(2) of the Purchase Agreement shall be amended and restated in its entirety to read as follows:

“(2) within sixty (60) days following the last day of the Second Measuring Period, an amount (the “Second Payment”), equal to (x) the greater of (i) Fifteen Million Dollars ($15,000,000) and (ii) fifty percent (50%) of the cumulative Product Margin for all then-completed Measuring Periods (if positive), minus (y) the total of all Earn-Out Payments previously paid by Buyer to Seller for all prior completed Measuring Periods, minus (z) the total of all Marathon Payments made prior to the completion of the Second Measuring Period (including any Marathon Payments made prior to the Earn-Out Commencement Date) that were not satisfied from the Escrow Amount or previously subtracted from a prior Earn-Out Payment;”

3.	Section 2.4(e) and Section 8.4 of the Purchase Agreement shall be amended by deleting the references therein to “the Interim Transfer Date” and substituting therefor “an Interim Transfer Date”.

4.	Section 2.4(f) of the Purchase Agreement shall be amended and restated in its entirety to read as follows:

“(f) Earn-Out Note. The parties understand and agree that the unsecured contingent right to receive the Earn-Out Amount shall be represented by the Earn-Out Note. Notwithstanding the foregoing, if (i) the aggregate amount of the First Payment and the Second Payment fails to equal or exceed the amount (the “First Interim Threshold”) equal to (x) Fifteen Million Dollars ($15,000,000) minus (y) the total of all Marathon Payments made prior to the completion of the Second Measuring Period (including any Marathon Payments made prior to the Earn-Out Commencement Date) that were not satisfied from the Escrow Amount and Buyer does not pay the First Interim Buy-Out Amount pursuant to Section 2.4(g) following Seller’s issuance of its First Interim Foreclosure Notice, or (ii) the aggregate amount of the First Payment, the Second Payment and the Third Payment fails to equal or exceed the amount (the “Second Interim Threshold”) equal to (x) Forty Five Million Dollars ($45,000,000) minus (y) the total of all Marathon Payments made prior to the completion of the Third Measuring Period (including any Marathon Payments made prior to the Earn-Out Commencement Date) that were not satisfied from the Escrow Amount and Buyer does not pay the Second Interim Buy-Out Amount pursuant to Section 2.4(g) following Seller’s issuance of its Second Interim Foreclosure Notice, or (iii) the aggregate amount of the Earn-Out Payments made by Buyer during the Earn-Out Period plus the First Interim Buy-Out Amount (if any) plus the Second Interim Buy-Out Amount (if any) made by Buyer fails to equal or exceed the amount (the “Final Threshold”) equal to (1) One Hundred Ninety Five Million Dollars ($195,000,000) minus (2) the total of all Marathon Payments made prior to the completion of the Earn-Out Period (including any Marathon Payments made prior to the Earn-Out Commencement Date) that were not satisfied from the Escrow Amount and Buyer does not pay the Final Buy-Out Amount pursuant to Section 2.4(h) following Seller’s issuance of its Final Foreclosure Notice, then Seller shall be entitled to exercise any rights it may have to foreclose (the “Foreclosure”) upon the Interim Security or the Final Security, as applicable, under Section 2.4(g) or Section 2.4(h), as applicable, and the Earn-Out Note shall thereafter terminate as provided in Section 2.4(i) below.”

5.	Section 2.4(g) of the Purchase Agreement shall be amended and restated in its entirety to read as follows:

“(g) Interim Foreclosures.

(i) If the aggregate of the First Payment and the Second Payment fails to equal or exceed the First Interim Threshold, then upon such failure Seller shall receive a security interest in fifty-one percent (51%) of the Interests (the “Interim Security”) and have the right, as its sole and exclusive remedy for such failure, and exercisable by delivering written notice to Buyer within sixty (60) days following its payment of the Second Payment (the “First Interim Foreclosure Notice”), to Foreclose upon the Interim Security within twenty (20) days following Seller’s delivery of the First Interim Foreclosure Notice (subject to Section 2.4(i)). Notwithstanding the foregoing, upon Seller’s delivery of the First Interim Foreclosure Notice, Buyer shall have the right (the “First Interim Buy-Out Right”), exercisable by delivering written notice to Seller within fifteen (15) days following Buyer’s receipt of the First Interim Foreclosure Notice (or such longer period of time as is provided for pursuant to Section 2.4(i)), to terminate Seller’s right of Foreclosure under this Section 2.4(g)(i) by paying Seller an amount equal to the difference between the First Interim Threshold and the aggregate amount of the

First Payment and the Second Payment paid by Buyer to Seller (the “First Interim Buy-Out Amount”). Upon the failure of Seller to deliver the First Interim Foreclosure Notice within the sixty (60) day period specified above or upon the payment of the First Interim Buy-Out Amount (which shall be payable by Buyer within thirty (30) days of Buyer’s delivery to Seller of its notice to exercise its First Interim Buy-Out Right), Seller shall have no further recourse against Buyer with respect to the failure of the aggregate of the First Payment and the Second Payment to equal or exceed the First Interim Threshold, provided that nothing in this clause (i) shall limit the rights of the Seller (including Seller’s interest in the Interim Security) pursuant to the terms of Section 2.4(g)(ii) below. If Buyer does not exercise its First Interim Buy-Out Right following Seller’s proper delivery of the First Interim Foreclosure Notice, then (A) the transfer of the Interim Security shall be consummated by Buyer and Seller on the date (the “First Interim Transfer Date”) that is five (5) Business Days following the earliest of (i) Buyer’s written election not to exercise the First Interim Buy-Out Right, (ii) the expiration (without payment by Buyer of the First Interim Buy-Out Amount) of thirty (30) days following Buyer’s delivery to Seller of its notice to exercise its First Interim Buy-Out Right, or (iii) the expiration of the fifteen (15) day period (or such longer period of time as is provided pursuant to Section 2.4(i)) following Buyer’s receipt of the First Interim Foreclosure Notice without Buyer’s exercise of the First Interim Buy-Out Right; (B) Seller shall be responsible for the payment of all transfer Taxes relating to the transfer of such Interim Security from Buyer to Seller; and (C) as a condition to such transfer, (1) Buyer and Seller shall enter into an Operating Agreement in the form attached as Exhibit D hereto (the “Company Operating Agreement”), which Company Operating Agreement will govern the operation and management of the Company following the consummation of the transfer of the Interim Security, (2) Buyer shall release, or cause to be released, all Liens on the Interim Security and/or assets of the Company, and (3) any remaining payment obligations pursuant to the Marathon Agreement shall be assigned and assumed by Seller (and Buyer shall be released from the same and indemnified by Seller for such obligations).

(ii) If the Seller has not Foreclosed on the Interim Security (or was not entitled to Foreclose on the Interim Security) pursuant to Section 2.4(g)(i) above and the aggregate of the First Payment, the Second Payment, the Third Payment and the First Interim Buy-Out Amount paid by Buyer pursuant to Section 2.4(g)(i) above (if any) fails to equal or exceed the Second Interim Threshold, then upon such failure Seller shall receive a security interest in the Interim Security and have the right, as its sole and exclusive remedy for such failure, and exercisable by delivering written notice to Buyer within sixty (60) days following its payment of the Third Payment (the “Second Interim Foreclosure Notice”), to Foreclose upon the Interim Security within twenty (20) days following Seller’s delivery of the Second Interim Foreclosure Notice (subject to Section 2.4(i)). Notwithstanding the foregoing, upon Seller’s delivery of the Second Interim Foreclosure Notice, Buyer shall have the right (the “Second Interim Buy-Out Right”), exercisable by delivering written notice to Seller within fifteen (15) days following Buyer’s receipt of the Second Interim Foreclosure Notice (or such longer period of time as is provided for pursuant to Section 2.4(i)), to terminate Seller’s right of Foreclosure under this Section 2.4(g)(ii) by paying Seller an amount equal to the difference between (x) the Second Interim Threshold and (y) the sum of (1) the aggregate amount of the First

Payment, the Second Payment and the Third Payment paid by Buyer to Seller and (2) the First Interim Buy-Out Amount paid by Buyer pursuant to Section 2.4(g)(i) above (if any) (such difference, the “Second Interim Buy-Out Amount”). Upon the failure of Seller to deliver the Second Interim Foreclosure Notice within the sixty (60) day period specified above or upon the payment of the Second Interim Buy-Out Amount (which shall be payable by Buyer within thirty (30) days of Buyer’s delivery to Seller of its notice to exercise its Second Interim Buy-Out Right), Seller’s aforementioned security interest in the Interim Security and right of Foreclosure upon the Interim Security shall be terminated, Buyer shall maintain ownership of such Interim Security and Seller shall have no further recourse against Buyer with respect to the failure of the aggregate of the First Payment, the Second Payment and the Third Payment (plus the First Interim Buy-Out Amount paid by Buyer pursuant to Section 2.4(g)(i) above (if any)) to equal or exceed the Second Interim Threshold. If Buyer does not exercise its Second Interim Buy-Out Right following Seller’s proper delivery of the Second Interim Foreclosure Notice, then: (A) the transfer of the Interim Security shall be consummated by Buyer and Seller on the date (the “Second Interim Transfer Date”) that is five (5) Business Days following the earliest of (1) Buyer’s written election not to exercise the Second Interim Buy-Out Right, (2) the expiration (without payment by Buyer of the Second Interim Buy-Out Amount) of thirty (30) days following Buyer’s delivery to Seller of its notice to exercise its Second Interim Buy-Out Right, or (3) the expiration of the fifteen (15) day period (or such longer period of time as is provided pursuant to Section 2.4(i)) following Buyer’s receipt of the Second Interim Foreclosure Notice without Buyer’s exercise of the Second Interim Buy-Out Right; (B) Seller shall be responsible for the payment of all transfer Taxes relating to the transfer of such Interim Security from Buyer to Seller; and (C) as a condition to such transfer, (1) Buyer and Seller shall enter into the Company Operating Agreement, which Company Operating Agreement will govern the operation and management of the Company following the consummation of the transfer of the Interim Security, (2) Buyer shall release, or cause to be released, all Liens on the Interim Security and/or assets of the Company, and (3) any remaining payment obligations pursuant to the Marathon Agreement shall be assigned and assumed by Seller (and Buyer shall be released from the same and indemnified by Seller for such obligations).

(iii) For purposes of clarity, upon the consummation of the transfer to Seller of the Interim Security, the Earn-Out Note will terminate as provided in Section 2.4(i), Seller’s right to a security interest in the remaining Interests and to Foreclose upon the Final Security pursuant to Section 2.4(h) hereof shall terminate and Seller shall have no further recourse against Buyer with respect to the failure of the aggregate amount of the First Payment, the Second Payment and the Third Payment (plus the First Interim Buy-Out Amount paid by Buyer pursuant to Section 2.4(g)(i) (if any)) to equal or exceed the Second Interim Threshold.”

6.	Section 2.4(h) of the Purchase Agreement shall be amended and restated in its entirety to read as follows:

“(h) Final Foreclosure. If (i) the Seller has not Foreclosed on the Interim Security (or was not entitled to Foreclose on the Interim Security) pursuant to Section 2.4(g) and (ii) the total aggregate Earn-Out Payments during the Earn-Out Period plus the First Interim Buy-Out Right paid by Buyer (if any) plus the Second Interim Buy-Out Right paid by Buyer (if any) fails to equal or exceed the Final Threshold, then upon such failure Seller shall receive a security interest in eighty percent (80%) of the Interests (the “Final Security”) and shall have the right, as its sole and exclusive remedy for such failure, and exercisable by delivering written notice to Buyer within sixty (60) days following its payment of the Fifth Payment (the “Final Foreclosure Notice”), to Foreclose upon the Final Security within twenty (20) days following Seller’s delivery of the Final Foreclosure Notice (subject to Section 2.4(i)). Notwithstanding the foregoing, upon Seller’s delivery of the Final Foreclosure Notice, Buyer shall have the right (the “Final Buy-Out Right”), exercisable by delivering written notice to Seller within fifteen (15) days following Buyer’s receipt of the Final Foreclosure Notice (or such longer time period as is provided for pursuant to Section 2.4(i)), to terminate Seller’s right of Foreclosure under this Section 2.4(h) by paying Seller an amount (the “Final Buy-Out Amount”) equal to the difference between (1) the Final Threshold and (2) the total aggregate Earn-Out Payments made by Buyer during the Earn-Out Period plus the First Interim Buy-Out Right paid by Buyer (if any) plus the Second Interim Buy-Out Right paid by Buyer (if any). Upon the failure of Seller to deliver the Final Foreclosure Notice within the sixty (60) day period specified above or upon the payment of the Final Buy-Out Amount (which shall be payable by Buyer within thirty (30) days of Buyer’s delivery to Seller of its notice to exercise its Final Buy-Out Right), Seller’s aforementioned security interest in the Final Security and right of Foreclosure upon the Final Security shall be terminated, Buyer shall maintain ownership of such Final Security and Seller shall have no further recourse against Buyer with respect to the failure of the aggregate Earn-Out Payments during the Earn-Out Period plus the First Interim Buy-Out Right paid by Buyer (if any) plus the Second Interim Buy-Out Right paid by Buyer (if any) to equal or exceed the Final Threshold. If Buyer does not exercise its Final Buy-Out Right following Seller’s proper delivery of the Final Foreclosure Notice, then (A) the transfer of the Final Security shall be consummated by Buyer and Seller on the date (the “Final Transfer Date”) that is five (5) Business Days following the earliest of (i) Buyer’s written election not to exercise the Final Buy-Out Right, (ii) the expiration (without payment by Buyer of the Final Buy-Out Amount) of thirty (30) days following Buyer’s delivery to Seller of its notice to exercise its Final Buy-Out Right, or (iii) the expiration of the fifteen (15) day period following Buyer’s receipt of the Final Foreclosure Notice (or such longer time period as is provided for pursuant to Section 2.4(i)) without Buyer’s exercise of the Final Buy-Out Right; (B) Seller shall be responsible for the payment of all transfer Taxes relating to the transfer of such Final Security from Buyer to Seller; and (C) as a condition to such transfer, (1) Buyer and Seller shall enter into the Company Operating Agreement, which Company Operating Agreement will govern the operation and management of the Company following the consummation of the transfer of the Final Security, (2) Buyer shall release, or cause to be released, all Liens on the Final Security and/or assets of the Company, and (3) any remaining payment obligations pursuant to the Marathon Agreement shall be assigned and assumed by Seller (and Buyer shall be released from the same and indemnified by Seller for such obligations).”

7.	Section 2.4(i) of the Purchase Agreement shall be amended and restated in its entirety to read as follows:

“(i) Termination of Earn-Out Note; Buyer’s License. Upon any Interim Transfer Date or the Final Transfer Date, as applicable, (i) the Earn-Out Note, including any obligations of either party thereunder (or under Section 2.4(a)), will terminate and extinguish in its entirety, (ii) Seller’s rights to review the records of Buyer pursuant to Section 2.4(c) hereof will terminate and extinguish in their entirety, and (iii) Buyer and its Affiliates will be granted a perpetual, non-exclusive license to use the Seller IP Assets in the Field at a royalty rate to be negotiated in good faith between Buyer and Seller during the time period (the “Royalty Rate Negotiation Period”) between (x) the First Interim Foreclosure Notice and the expiration of Buyer’s First Interim Buy-Out Right, (y) the Second Interim Foreclosure Notice and the expiration of Buyer’s Second Interim Buy-Out Right or (z) the Final Foreclosure Notice and the expiration of Buyer’s Final Buy-Out Right, as applicable (which royalty rate will adjust throughout the term of the license agreement to be no less favorable than the lowest royalty rates payable by third parties for license of the Technology (the “MFN Right”)), pursuant to a license agreement in substantially the form attached as Exhibit E hereto (the “Buyer License Agreement”). Buyer and Seller shall negotiate in good faith during the Royalty Rate Negotiation Period. If Buyer and Seller cannot come to agreement on a royalty rate in the Royalty Rate Negotiation Period, then Buyer and Seller shall mutually select a valuation firm experienced in determining market rates for such royalties (the fees of which firm shall be split equally by Buyer and Seller); provided that (i) if Buyer and Seller are unable to agree upon a firm within five (5) Business Days of the start of deliberation on the matter, each of Buyer and Seller shall select one such firm and such firms shall mutually select the firm to determine the royalty, which selection shall be binding on Buyer and Seller and (ii) the time period pursuant to which Buyer may exercise its First Interim Buy-Out Right, Second Interim Buy-Out Right or or Final Buy-Out Right, as applicable, shall be extended until five (5) Business Days following the determination by such valuation firm. The royalty rate determined by such valuation firm shall be binding on Buyer and Seller (subject to the MFN Right).”

8.	Section 9.3 of the Purchase Agreement is amended by deleting the last sentence thereof and substituting therefor:

“Any amounts offset by Buyer pursuant to this Section 9.3 shall be considered a paid portion of an Earn-Out Payment for all other purposes of this Agreement (including, without limitation, for purposes of satisfaction of the First Interim Threshold, the Second Interim Threshold and the Final Threshold).”

9.	The definition of “Interim Security” in Article 10 of the Purchase Agreement shall be amended by deleting the reference therein to “Section 2.4(g)” and substituting therefor “Section 2.4(g)(i)”.

10.	Article 10 of the Purchase Agreement shall be amended by deleting the following definitions therefrom:

“Final Call Notice” is defined in Section 2.4(h).

“Final Call Option” is defined in Section 2.4(h).

“Interim Buy-Out Amount” is defined in Section 2.4(g).

“Interim Buy-Out Right” is defined in Section 2.4(g).

“Interim Call Notice” is defined in Section 2.4(g).

“Interim Threshold” is defined in Section 2.4(f).

“Interim Transfer Date” is defined in Section 2.4(g).

11.	Article 10 of the Purchase Agreement shall be amended by inserting the following definitions in alphabetical order:

“Final Foreclosure Notice” is defined in Section 2.4(h).

“First Interim Buy-Out Amount” is defined in Section 2.4(g)(i).

“First Interim Buy-Out Right” is defined in Section 2.4(g)(i).

“First Interim Foreclosure Notice” is defined in Section 2.4(g)(i).

“First Interim Threshold” is defined in Section 2.4(f).

“First Interim Transfer Date” is defined in Section 2.4(g)(i).

“Interim Transfer Date” shall mean the First Interim Transfer Date or Second Interim Transfer Date, as applicable.

“Second Interim Buy-Out Amount” is defined in Section 2.4(g)(ii).

“Second Interim Buy-Out Right” is defined in Section 2.4(g)(ii).

“Second Interim Foreclosure Notice” is defined in Section 2.4(g)(ii).

“Second Interim Threshold” is defined in Section 2.4(f).

“Second Interim Transfer Date” is defined in Section 2.4(g)(ii).

12.	Except as expressly amended or supplemented hereby, the Parties acknowledge that the Purchase Agreement remains in full force and effect in accordance with the provisions thereof.

13.	This Amendment may be executed and delivered in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A facsimile or other copy of a signature shall be deemed an original for purposes of this Amendment.

14.	Sections 11.1 through 11.13 of the Purchase Agreement are incorporated herein by reference mutadis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Interests Purchase Agreement as of the date first written above.

SOANE ENERGY, LLC

/s/ Martha Groves

Name:	Martha Groves

Title:	Chief Financial Officer

FAIRMOUNT SANTROL INC.

/s/ David J. Crandall

Name:	David J. Crandall

Title:	Vice President, General Counsel and Secretary

SELF-SUSPENDING PROPPANT LLC

/s/ David J. Crandall

Name:	David J. Crandall

Title:	Vice President, General Counsel and Secretary

Signature Page to Amendment to Purchase Agreement